UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) January 26, 2017 (January 24, 2017)
BECTON, DICKINSON AND COMPANY

(Exact Name of Registrant as Specified in Its Charter)
New Jersey

(State or Other Jurisdiction of Incorporation)

001-4802	22-0760120
(Commission File Number)	(IRS Employer Identification No.)

1 Becton Drive, Franklin Lakes, New Jersey	07417-1880
(Address of Principal Executive Offices)	(Zip Code)
(201) 847-6800

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230425)
[]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.
The 2017 Annual Meeting of Shareholders (“Annual Meeting”) of Becton, Dickinson and Company ("BD") was held on January 24, 2017. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:
Item No. 1: All of the Board of Directors’ nominees for director were elected to serve for a term of one year and until their respective successors are elected and qualified, by the votes set forth in the table below.

Nominee	For	Against	Abstain	Broker Non-Votes
Basil L. Anderson	163,427,313	3,398,490	237,961	20,625,146
Catherine M. Burzik	166,475,041	418,230	170,492	20,625,146
R. Andrew Eckert	166,553,596	301,903	208,264	20,625,146
Vincent A. Forlenza	160,069,933	6,206,409	782,553	20,625,146
Claire M. Fraser	165,333,111	1,571,329	159,323	20,625,146
Christopher Jones	166,230,213	617,424	216,126	20,625,146
Marshall O. Larsen	164,385,044	2,418,710	260,009	20,625,146
Gary A. Mecklenburg	162,039,692	4,752,195	271,876	20,625,146
James F. Orr	161,041,420	5,776,201	246,143	20,625,146
Willard J. Overlock, Jr.	162,492,151	4,363,464	208,149	20,625,146
Claire Pomeroy	166,396,383	506,731	160,648	20,625,146
Rebecca W. Rimel	165,893,737	1,008,144	161,882	20,625,146
Bertram L. Scott	163,074,370	3,771,876	217,517	20,625,146
Item No. 2: The appointment of Ernst & Young as BD’s independent registered public accounting firm for fiscal year 2017 was ratified by the shareholders by the votes set forth in the table below.

For	Against	Abstain
184,999,354	2,427,102	262,454
Item No. 3: The shareholders approved, on an advisory, non-binding basis, the compensation of BD’s named executive officers by the votes set forth in the table below.

For	Against	Abstain	Broker Non-Votes
156,839,709	9,569,755	654,300	20,625,146
Item No. 4: The shareholders approved, on an advisory, non-binding basis, annual advisory votes on named executive compensation by the votes set forth in the table below. Based on the results of this vote, BD will continue to hold advisory votes on named executive compensation on an annual basis.

One-Year Frequency Vote	Two-Year Frequency Vote	Three-Year Frequency Vote	Abstain	Broker Non-Votes
133,085,739	1,571,331	22,623,294	4,904,386	25,469,869

Item No. 5: The shareholders rejected a shareholder proposal requesting the Board of Directors to take the steps necessary to adopt a policy providing for an independent Board Chair by the votes set forth in the table below.

For	Against	Abstain	Broker Non-Votes
40,600,948	124,840,414	1,622,226	20,625,321

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY
(Registrant)

By:	/s/ Gary DeFazio
Gary DeFazio
Senior Vice President and Corporate Secretary
Date: January 26, 2017